EXHIBIT 8.1

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ACHILLEAS MARITIME CORPORATION	Liberia	100%
ADELE SHIPPING CO.	Liberia	100%
ALEXIA TRANSPORT CORP.	Liberia	100%
ANGISTRI CORPORATION	Liberia	100%
BAILS SHIPPING CO.	Liberia	100%
BARKLEY SHIPPING CO.	Liberia	100%
BASTIAN SHIPPING CO.	Liberia	100%
BERG SHIPPING CO.	Liberia	100%
BULLOW INVESTMENTS INC.	Liberia	100%
CADENCE SHIPPING CO.	Liberia	100%
CAGNEY SHIPPING CO.	Liberia	100%
CAPETANISSA MARITIME CORPORATION	Liberia	100%
CARAVOKYRA MARITIME CORPORATION	Liberia	100%
CARRAN SHIPPING CO.	Liberia	100%
CHRISTOS MARITIME CORPORATION	Liberia	100%
CONLEY SHIPPING CO.	Liberia	100%
COSTACHILLE MARITIME CORPORATION	Liberia	100%
COSTIS MARITIME CORPORATION	Liberia	100%
DAINA SHIPPING CO.	Liberia	100%
DINO SHIPPING CO.	Liberia	100%
FANAKOS MARITIME CORPORATION	Liberia	100%
FASTSAILING MARITIME CO.	Liberia	100%
FAY SHIPPING CO.	Liberia	100%
FINCH SHIPPING CO.	Liberia	100%
FIRMINO SHIPPING CO.	Liberia	100%
FLOW SHIPPING CO.	Liberia	100%
HALEY SHIPPING CO.	Liberia	100%
HARDEN SHIPPING CO.	Liberia	100%
HARDISTY SHIPPING CO.	Liberia	100%
HOLLER SHIPPING CO.	Liberia	100%
IDRIS SHIPPING CO.	Liberia	100%
JODIE SHIPPING CO.	Liberia	100%
JOYNER CARRIERS S.A.	Liberia	100%
KALAMATA SHIPPING CORPORATION	Liberia	100%
KAYLEY SHIPPING CO.	Liberia	100%
KELSEN SHIPPING CO.	Liberia	100%
LEROY SHIPPING CO.	Liberia	100%
LINDNER SHIPPING CO.	Liberia	100%
LONGLEY SHIPPING CO.	Liberia	100%
MADELIA SHIPPING CO.	Liberia	100%
MANSEL SHIPPING CO.	Liberia	100%
MARATHOS SHIPPING INC.	Liberia	100%
MARINA MARITIME CORPORATION	Liberia	100%
MAS SHIPPING CO.	Liberia	100%
MERTEN SHIPPING CO.	Liberia	100%
MIKO SHIPPING CO.	Liberia	100%
MONTES SHIPPING CO.	Liberia	100%
NAVARINO MARITIME CORPORATION	Liberia	100%
NERIDA SHIPPING CO.	Liberia	100%
NICKY SHIPPING CO.	Liberia	100%
ODETTE SHIPPING CO.	Liberia	100%
PEDDAR SHIPPING CO.	Liberia	100%
PERCY SHIPPING CO.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
PLANGE SHIPPING CO.	Liberia	100%
QUENTIN SHIPPING CO.	Liberia	100%
RADER SHIPPING CO.	Liberia	100%
RAYMOND SHIPPING CO.	Liberia	100%
REDDICK SHIPPING CO.	Liberia	100%
RENA MARITIME CORPORATION	Liberia	100%
ROCKWELL SHIPPING CO.	Liberia	100%
SANDER SHIPPING CO.	Liberia	100%
SIMONE SHIPPING CO.	Liberia	100%
SINGLETON SHIPPING CO.	Liberia	100%
SPEDDING SHIPPING CO.	Liberia	100%
TAKOULIS MARITIME CORPORATION	Liberia	100%
TATUM SHIPPING CO.	Liberia	100%
TERANCE SHIPPING CO.	Liberia	100%
TIMPSON SHIPPING CO.	Liberia	100%
UNDINE SHIPPING CO.	Liberia	100%
URIZA SHIPPING S.A.	Liberia	100%
VALLI SHIPPING CO.	Liberia	100%
VERANDI SHIPPING CO.	Liberia	100%
VIRNA SHIPPING CO.	Liberia	100%
WALDO SHIPPING CO.	Liberia	100%
BEARDMORE MARITIME CO.	Marshall Islands	100%
BENEDICT MARITIME CO.	Marshall Islands	100%
BERTRAND MARITIME CO.	Marshall Islands	100%
COSTAMARE VENTURES INC.	Marshall Islands	100%
FAIRBANK MARITIME CO.	Marshall Islands	100%
SCHOFIELD MARITIME CO.	Marshall Islands	100%